SUBSCRIPTION AGREEMENT
TO:	SYNTHEMED, INC.

AND TO:	CLUBB CAPITAL LIMITED

RE:	SUBSCRIPTION FOR UNITS

1.           Subscription

The undersigned (the “Purchaser”) hereby irrevocably subscribes for on and subject to the terms and conditions set forth herein, from SyntheMed, Inc., a Delaware corporation (the “Corporation”), the number of units (the “Units”), set forth on the signature page hereof (the “Purchased Units”).  Each Unit shall consist of (i) one common share, $0.001(US) par value per share, in the capital stock of the Corporation (a “Common Stock”) and (ii) one common share purchase warrant (a “Warrant”).  Each Warrant, a sample copy of which is appended as Annex A, will entitle the holder to purchase one Common Stock up and until 5:00 p.m. (Eastern Standard Time) on September 30, 2013 upon payment of the applicable exercise price of $0.20 (US), subject to adjustment as provided in the Warrant certificate.

 The Purchased Units are being sold to the Purchaser in consideration for $0.20 (US) per Unit (the “Subscription Price”), and as part of an offering (the “Offering”) of up to 10,000,000 Units.  If the maximum number of Units offered is sold, the Corporation will receive gross proceeds of $2,000,000 (US).

There is no minimum number of Units being offered, and the Corporation reserves the right to accept or reject subscriptions, in whole or in part, as and when received. Clubb Capital Limited (the “Agent”) is serving as a placement agent for the Offering pursuant to an agency agreement to be entered into with the Corporation (the “Agency Agreement”).

The Offering is being made to investors resident outside the United States pursuant to exemptions from local registration, prospectus or similar requirements.  The Offering is being made in reliance upon the exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 4(2) thereof and/or Regulation D promulgated thereunder and/or in reliance upon Regulation S promulgated under the Securities Act and exemptions from local registration, prospectus or similar requirements.

2.           Use of Proceeds

The proceeds of the Offering will be used by the Corporation to fund working capital and general corporate purposes.

3.           Documents and Payment to be provided by the Purchaser

The Purchaser must complete, sign and return two executed copies of this Subscription Agreement and the aggregate Subscription Price must be paid in U.S. dollars by wire transfer to the following account:

Bank of America NT & SA
100 West 33rd Street
New York, NY 10048-1191
Swiftcode: BOFAUS3N
ABA No. 026009593

For Further Credit to:
Canadian Imperial Bank of Commerce
Main Branch, Commerce Court West
Toronto, Ontario M5L 1A2
Swiftcode: CIBCCATT
Transit No. 00002
Final Beneficiary: Blake Cassels & Graydon LLP
Account No. 000020244414
Reference: JACK – 65418/58

or in such other manner as may be specified by the Agent.  At each Closing (as defined below), the aggregate Subscription Price for all Purchased Units subject to such Closing will be released to the Corporation by Blake, Cassels & Graydon LLP on instructions from the Agent.  The deliveries required pursuant to this Section 3 are hereinafter referred to as the “Purchaser’s Closing Deliveries.”

4.           Closing and Delivery of Share Certificates

Delivery and sale of the Purchased Units will be completed (the “Closing”) at the offices of the Corporation (or such other place or places as the Corporation and the Agent may agree) at 10:00 a.m. (Eastern Standard Time) (the “Closing Time”) on such date or dates as the Corporation and the Agent may agree (each a “Closing Date”). The Final Closing (as defined below) is expected to occur on or before October 30, 2009. As used herein, “Final Closing” means the date on which the full amount of the Offering is sold or the earlier termination of the Offering period as determined by the Corporation.

Certificates representing the Purchased Units (and/or the underlying securities) will be delivered at Closing, or shortly thereafter, against delivery by the Purchaser of the requisite funds by wire transfer.  The Purchaser, on its own behalf or on behalf of others for whom it is contracting hereunder, agrees and acknowledges that counsel for the Agent shall not be liable for any error in judgment or for any act done or step taken or omitted by it in good faith or for any mistake, in fact or law, or for anything which it may do or refrain from doing with the performance of any obligations in this Section 4, except arising out of its gross negligence or willful misconduct. The Purchaser, on its own behalf or on behalf of others for whom it is contracting hereunder, hereby appoints the Agent, with full power of substitution, as its true and lawful attorney and agent with the full power and authority in its place and stead to swear, execute, file and record any document necessary to give effect to the delivery and sale of the Purchased Units, to terminate this subscription on its behalf in the event that any condition precedent to the Offering has not been satisfied, to execute a receipt for the Purchased Units and all other documentation, and to modify or waive any conditions or grant any waivers on its behalf in connection with this Subscription Agreement and the transactions contemplated hereby.

5.           Certain Matters Relating to the Offering

The Purchaser, on its own behalf (or on behalf of others for whom it is contracting hereunder) acknowledges and agrees that:

(a)	this Subscription Agreement sets out the terms of the Purchaser’s subscription;

(b)
it (or others for whom it is contracting hereunder) has not been provided with, and has not requested, a prospectus or an offering memorandum or any similar document in connection with its purchase of Units;

(c)
no prospectus or offering memorandum has been filed by the Corporation with any securities commission or similar regulatory authority in any jurisdiction in connection with the issuance of any Units and, as a result;

(i)	the Purchaser is restricted from using certain of the remedies available under applicable securities laws;

(ii)	the Purchaser will not receive information that would otherwise be required to be provided to it under applicable securities laws; and

(iii)	the Corporation is relieved from certain obligations that would otherwise apply under applicable securities laws;

(d)
the sale and delivery of the Purchased Units was not accompanied by any advertisement of the Units, including, without limitation, in printed public media, radio, television or telecommunications, including electronic display or as part of a general solicitation;

(e)
no agency, governmental authority, securities commission or other regulatory body, stock exchange or other entity has made any finding or determination as to, or passed upon the merit for investment of, nor have any such agencies, governmental authorities, securities commissions or other regulatory bodies, stock exchanges or other entities made any recommendation or endorsement with respect to, the Units;

(f)
its decision to execute this Subscription Agreement and to subscribe for the Purchased Units (on its own behalf or on behalf of others for whom it is contracting hereunder) has not been based upon any verbal or written representations as to fact or otherwise made by or on behalf of the Agent or the Corporation and that the Purchaser’s decision (or the decision of others for whom the Purchaser is contracting hereunder) is based entirely upon publicly available information concerning the Corporation (any such information having been delivered to the Purchaser without independent investigation or verification by the Agent);

(g)
the Agent and its directors, officers, employees, agents and representatives assume no responsibility or liability of any nature whatsoever for the accuracy or adequacy of any such publicly available information or as to whether all information concerning the Corporation required to be disclosed by it has been generally disclosed;

(h)
as at the Closing Date, the Units (and the underlying securities) have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), with the result that the Purchased Units (and the underlying securities) are “restricted securities” within the meaning of Regulation S and Rule 144 promulgated under the Securities Act and, absent registration under the Securities Act, may not be offered or sold within the United States or to or for the account or benefit of a U.S. Person (as defined in Rule 902(o) of Regulation S promulgated under the Securities Act) except pursuant to an exemption from the registration requirements of the Securities Act such as that provided by Rule 144;

(i)
the Purchaser (or others for whom the Purchaser is contracting hereunder) has been advised to consult its own legal advisors with respect to any applicable resale restrictions and the Purchaser (or others for whom the Purchaser is contracting hereunder) is solely responsible (and neither the Corporation nor the Agent is in any way responsible) for compliance with applicable resale restrictions;

(j)	no person has made any written or oral representations;

(i)	that any person will resell or repurchase the Units;

(ii)	that the Units (or the underlying securities) will be freely tradeable by the Purchaser without any restrictions or hold periods;

(iii)	that any person will refund the purchase price of the Purchased Units; or

(iv)	as to the future price or value of the Purchased Units (or the underlying securities).

(k)
the Purchaser understands and agrees that, except as provided below in this paragraph (k), each certificate delivered to the Purchaser representing the Purchased Units shall bear a legend in substantially the following form (in addition to any legend required under applicable state securities laws):

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”) AND MAY ONLY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 903 OR 904 OF REGULATION S UNDER THE 1933 ACT OR (C) PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS, PROVIDED IN SUCH LATTER CASE THAT THE HOLDER UPON REQUEST PRIOR TO SUCH SALE FURNISHES TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING TO THAT EFFECT REASONABLY SATISFACTORY TO THE CORPORATION.  HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.”

Certificates evidencing the Purchased Units (and the underlying securities including any shares of Common Stock issued on, or resulting from, the exercise of the Warrants) shall not be required to contain the foregoing legend (i) following any sale of such shares pursuant to Rule 144 if the Purchaser provides the Corporation with a legal opinion reasonably acceptable to the Corporation to the effect that the shares can be sold under Rule 144, (ii) if and for so long as the Purchased Units (and the underlying securities including any shares of Common Stock issued on, or resulting from, the exercise of the Warrants) are eligible for sale under the last sentence of Rule 144(b)(1)(i) or (iii) if the holder provides the Corporation with a legal opinion reasonably acceptable to the Corporation to the effect that the legend is not required under applicable requirements of the Securities Act.

(l)
the Purchaser’s investment in the Purchased Units involves a significant degree of risk, including a risk of total loss of the Purchaser’s investment, and the Purchaser has full knowledge of and understands all of the risk factors related to the Purchaser’s purchase of the Purchased Units;

(m)
the Purchaser has the knowledge and experience in financial and business matters and is capable of assessing the proposed investment in the Units as a result of its financial and investment experience and business acumen or as a result of advice received from a registered person and is capable of evaluating the merits and risks of its investment in the Units and is able to bear the economic risk of a loss of its entire investment in the Purchased Units.

6.           Representations, Warranties and Covenants of the Corporation

The Corporation represents, warrants and covenants to the Agent, the Purchaser (and to any others on whose behalf the Purchaser is contracting hereunder) as of the date hereof and as of the Closing Date, which representations, warranties and covenants shall survive any investigation made by the Agent, the Purchaser or such others for a period of two years after the Final Closing, that:

(a)	the Corporation is a validly existing corporation in good standing under the laws of the jurisdiction in which it is incorporated, and the Corporation has no subsidiaries;

(b)
the Corporation is duly qualified and authorized to do business in the jurisdiction(s) in which it carries on business or to own property where required under the laws of the jurisdiction(s) in which any such property is located;

(c)
the Corporation is current with all material filings required to be made under the laws of any jurisdiction in which it carries on any material business, and the Corporation has all necessary licenses, leases, permits, authorizations and other approvals necessary to permit it to conduct its business as currently conducted, except where the failure to have any such license, lease, permit, authorization or approval would not have a material adverse effect on the Corporation and its business;

(d)
the audited financial statements of the Corporation as at and for the year ended December 31, 2008 and the interim financial statements of the Corporation as at and for the six-month period ended June 30, 2009 present fairly, in all material respects, the financial position of the Corporation as at the respective period-end dates, and the results of its operations and the changes in its financial position for the 12-month period ended December 31, 2008 in the case of the audited financial statements and six-month period ended June 30, 2009 in the case of the interim financial statements, all in accordance with generally accepted accounting principles,  and, since June 30, 2009, there has been no material adverse change in the business, affairs or financial or other condition of the Corporation, except as disclosed in the notes to the financial statements for the quarter then ended;

(e)	the Corporation has all requisite power and authority to carry out its obligations under this Subscription Agreement;

(f)
this Subscription Agreement has been duly authorized, executed and delivered by the Corporation and constitutes or on the Closing Date will constitute, a legal, valid and binding obligation of the Corporation enforceable in accordance with its terms except that: (i) the enforcement hereof may be limited by bankruptcy, insolvency, reorganization and other laws affecting the enforcement of creditors’ rights generally, (ii) rights of indemnity hereunder may be limited under applicable law, and (iii) equitable remedies, including without limitation specific performance and injunctive relief, may be granted only in the discretion of a court of competent jurisdiction;

(g)
the shares of Common Stock included in the Units are or on the Closing Date will be duly and validly authorized and, when issued and delivered against payment therefor, will be duly and validly issued, fully paid and non-assessable shares in the capital stock of the Corporation;

(h)
the Corporation will reserve a sufficient number of shares of Common Stock out of its authorized capital stock as may be required to be issued on, or resulting from, the exercise of the Warrants and, when issued and delivered upon such exercise, such shares of Common Stock will be duly and validly issued as fully paid and non-assessable shares in the capital of the Corporation;

(i)
the authorized capital of the Corporation consists of 150,000,000 shares of Common Stock and 5,000,000 shares of preferred stock, par value of $0.01 per share.  Of the preferred stock, 200,000 shares have been designated as Series D Junior Participating Preferred Stock (underlying outstanding rights applicable to each presently and future outstanding share of Common Stock under a shareholder rights agreement adopted effective May 20, 2008 (the “Rights Plan”) and no other series or class of preferred stock is designated.  As of June 30, 2009 there were 99,639,106 shares of Common Stock and no shares of preferred stock outstanding.  In addition, as of that date, the Corporation had an aggregate of 26,074,666 shares of Common Stock reserved for issuance upon exercise or conversion of the following outstanding securities: (i) options which have been granted under the Corporation’s  stock option plans and other agreements, to purchase an aggregate of  13,689,666 shares of Common Stock  and (ii) warrants issued to investors to purchase an aggregate of 10,000,000 shares of Common Stock and warrants issued to the Agent or its designees to purchase an aggregate of 2,385,000 shares of Common Stock;

(j)
the Corporation is not, and at the Closing Date will not be: (i) in breach or violation of any of the terms or provisions of, or in default under, this Agreement, any other Subscription Agreement for the purchase of Units, the Agency Agreement, any indenture, mortgage, deed of trust or loan agreement, (except as disclosed in the Corporation’s SEC filings), other agreement (written or oral) or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject, which breach or violation or the consequences thereof would result in a material adverse change to it or its business; or (ii) in violation of the provisions of its articles, by-laws, resolutions or any statute or any other rule or regulation of any court or governmental agency or body having jurisdiction over it or any of its properties which violation or the consequences thereof would result in a material adverse change to it or its business;

(k)
the issue and sale of the Purchased Units (and the underlying securities including any shares of Common Stock issued on, or resulting from, the exercise of the Warrants) and the performance and consummation of the transactions contemplated herein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement (written or oral) or instrument to which the Corporation is bound or to which any of the property or assets of the Corporation is subject, which breach or violation or the consequences thereof would result in a material adverse change to the Corporation or its business, nor will any such action conflict with or result in any violation of the provisions of the articles, by-laws or resolutions of the Corporation or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Corporation or any of its properties which violation or the consequences thereof would result in a material adverse change to the Corporation or its business;

(l)
the Corporation has established on its books reserves which are adequate for the payment of all taxes not yet due and payable; there are no liens or other liabilities for taxes on the assets of the Corporation except for taxes not yet due; there are no audits of any of the tax returns of the Corporation which are known by the Corporation’s management to be pending and there are no claims which have been or may be asserted relating to any such tax returns which, if determined adversely, would result in the assertion by any government or agency of any deficiency having a material adverse effect on the properties, business or assets of the Corporation;

(m)
the Corporation has good and valid title to its properties, leaseholds and assets, including without limitation the properties, leaseholds and assets reflected in the balance sheet as of June 30, 2009 referred to in Section 6(d) above, except properties, leaseholds and assets disposed of since such date at fair market value in the ordinary course of business, and has good title to all its leasehold estates, in each case subject to no mortgage, pledge, lien, lease, encumbrance, charge, rights of first refusal or options to purchase, whether or not relating to extensions of credit or the borrowing of money, other than as disclosed in such balance sheet except as incurred in the ordinary course of business since the date of such balance sheet, and except in any event where the failure to hold good title or the existence of a mortgage, pledge, lien, lease, encumbrance, charge, right of first refusal or option to purchase would not have a material adverse effect on the Corporation or its business; there exists no condition which interferes with the economic value or use of such properties and assets and all tangible assets are in good working condition and repair (subject to ordinary wear and tear) except where the existence of any such condition would not have a material adverse effect on the Corporation or its business;

(n)
the Corporation owns or has valid licenses for the use of, or has applied for registration of, all patents, trade marks, service marks, trade names, and copyrights necessary for the conduct of its business, except where the failure to so own or apply for registration would not have a material adverse effect on the Corporation or its business; to the best of the knowledge, information and belief of the Corporation, none of the past or present activities of the Corporation or the products, services or assets of the Corporation infringe or constitute an unauthorized use of any proprietary rights of others, and the Corporation has not received any notice of infringement of, or conflict with, asserted rights of others with respect to any patent, trade mark, service mark, trade name, or copyright that, individually or in the aggregate, if the subject of an unfavorable decision, ruling, or finding, would result in a material adverse change to the Corporation or its business;

(o)
the Corporation has taken reasonable measures to protect and preserve the confidentiality of all trade secrets and other non-patented proprietary information of the Corporation, including without limitation the procurement of proprietary invention assignments and non-disclosure and non-competition agreements from employees, consultants, subcontractors, customers and other persons who have access to such information;

(p)
the Corporation has filed all necessary federal, state and municipal property, income and franchise tax returns and has paid all taxes shown as due thereon or otherwise owed by it to any taxing authority except those contested in good faith and for which appropriate amounts have been reserved in accordance with generally accepted accounting principles; there is no tax deficiency which has been, or to the best of the knowledge, information and belief of the Corporation might be, asserted against the Corporation which would materially affect the business or operations of the Corporation; the Corporation has paid all applicable federal and state payroll and withholding taxes;

(q)
there is no collective bargaining or other union agreement to which the Corporation is a party or by which it is bound, or which is currently being negotiated; except for a defined contribution plan under Section 401(k) of the US Internal Revenue Code, the Corporation does not sponsor, maintain or contribute to any pension, retirement, profit sharing, incentive compensation, bonus or other employee benefit plan, including without limitation any employee benefit plan covered by Title 4 of the Employee Retirement Income Security Act of 1974 (“ERISA”) or any “multi-employer plan” as defined in Section 4001(a)(3) of ERISA, or any other employee benefit plan; to the best of the knowledge, information and belief of the Corporation, (i) no employee of the Corporation is a party to or bound by any agreement, contract or commitment, or subject to any restrictions, particularly but without limitation in connection with any previous employment of any such person, which would result in a material adverse change to the Corporation or its business, and (ii) no senior officer has any present intention of terminating his employment with the Corporation, and the Corporation has no present intention of terminating any such employment; and

(r)
there is no adverse claim, action, proceeding or investigation pending or, to the knowledge, information and belief of the Corporation, threatened, which questions the validity of the issue or sale of the Units (or the underlying securities, including the shares of Common Stock issued on, or resulting from, the exercise of the Warrants) contemplated hereunder or the validity of any action taken or to be taken by the Corporation in connection with this Subscription Agreement or which would result in any material adverse change in the financial condition, results of operations, business or prospects of the Corporation.

7.           Representations, Warranties and Covenants of the Purchaser

The Purchaser represents, warrants and covenants to the Agent and the Corporation (which representations, warranties and covenants shall survive the Closing and continue in full and force and effect) that:

(a)
in the case of the subscription by the Purchaser for Units as principal for its own account and not for the benefit of any other person, the Purchaser is purchasing the Purchased Units as principal for its own account, and not for the benefit of any other person or company, and this Subscription Agreement has been authorized, executed and delivered by, and constitutes a legal, valid and binding agreement of the undersigned;

(b)
in the case of the subscription by the Purchaser for Units as agent for a disclosed principal, each beneficial purchaser of the Purchased Units for whom the Purchaser is acting is purchasing as principal for its own account and not for the benefit of any other person and the Purchaser is an agent with due and proper authority to execute this Subscription Agreement and all other documentation in connection with the purchase of the Purchased Units on behalf of the beneficial purchaser and this Subscription Agreement has been duly authorized, executed and delivered by or on behalf of, and constitutes a legal, valid and binding agreement of, the disclosed principal;

(c)
in the case of the subscription by the Purchaser of Units as trustee or as agent for a principal which is undisclosed or identified by account number only, this Subscription Agreement has been duly authorized, executed and delivered by, and constitutes a legal, valid and binding agreement of, the undersigned acting in such capacity;

(d)
if the Purchaser is a corporation, the Purchaser is a valid and subsisting corporation, has the necessary corporate capacity and authority to execute and deliver this Subscription Agreement and to observe and perform its covenants and obligations hereunder and has taken all necessary corporate action in respect thereof or, if the Purchaser is a partnership, syndicate or other form of unincorporated organization, the Purchaser has the necessary legal capacity and authority to execute and deliver this Subscription Agreement and to observe and perform its covenants and obligations hereunder and has obtained all necessary approval in respect thereof and, in either case, upon execution by the Corporation, this Subscription Agreement constitutes a legal, valid and binding contract of the Purchaser enforceable against the Purchaser in accordance with its respective terms;

(e)	if the Purchaser is an individual, the Purchaser has attained the age of majority and is legally competent to execute this Subscription Agreement and to take all actions required pursuant hereto;

(f)
if the Purchaser is a US Person within the meaning of Rule 902(o) of Regulation S promulgated under the Securities Act of 1933 (“US Person”), the Purchaser (1) has read carefully the definition of “Accredited Investor” contained in Schedule 1 attached hereto and (2) meets the standards of an “Accredited Investor” set forth under Rule 501(a) of Regulation D under the Act and has such knowledge and experience in financial and business matters that the Investor is capable of evaluating the merits and risks of an investment in the Corporation’s securities. The Purchaser will promptly notify the Corporation in the event that prior to the issuance of any securities to the Purchaser the foregoing representation ceases to be accurate.

(g)	if the Purchaser is not a US Person, the Purchaser makes the representations and warranties set forth on Schedule 2 hereto.

(h)
if required by applicable securities legislation, policy or order of a securities regulatory authority or other regulatory authority, the Purchaser will execute, deliver, file and otherwise assist the Corporation in filing such reports and other documents with respect to the issue of the Purchased Units (or the underlying securities) as may be reasonably required;

(i)
the Purchaser has had access to the Corporation’s public filings with the SEC (which are accessible via the SEC’s EDGAR Archives located on the internet at www.sec.gov) and has had an opportunity to conduct due diligence and to ask and have answered questions of the Corporation’s management. The Purchaser acknowledges the existence of the Rights Plan, as described in detail in the Corporation’s Current Report on Form 8-K filed with the SEC on May 27, 2008, which includes a 15% trigger level for determining a shareholder’s status as an “Acquiring Person,” and the potential for significant dilution to the Purchaser’s equity stake in the Corporation should the Purchaser be deemed an “Acquiring Person”;

(j)
the Purchaser is capable of assessing the proposed investment as a result of the Purchaser’s financial or investment experience or as a result of advice received from a registered person other than the Corporation or an affiliate thereof, and is able to bear the economic loss of its investment.  The Purchaser recognizes that its purchase of Purchased Units involves a high degree of risk in that: (i) the Corporation has incurred losses since inception; at June 30, 2009, the Corporation had an accumulated deficit of approximately $59,316,000 (unaudited); and the Corporation may require substantial funds in addition to the proceeds of this Offering to continue its plan of operations; (ii) an investment in the Corporation is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Corporation and the Purchased Units (and the underlying securities); (iii) the Purchaser may not be able to liquidate the Purchaser’s investment; and (iv) transferability of the securities comprising the Purchased Units (and the underlying securities including any shares of Common Stock issued on, or resulting from, the exercise of the Warrants) is extremely limited.  The Purchaser has read the Risk Factors section of the Corporation’s Annual Report on Form 10-KSB for the year ended December 31, 2008;

(k)
the Purchaser is aware of the restrictions with respect to trading in the Units (and the underlying securities including any shares of Common Stock issued on, or resulting from, the exercise of the Warrants) imposed by applicable securities laws and confirms that no representation has been made respecting the restrictions with respect to trading the Units and the Purchaser further covenants that it will not resell the Units (or the underlying securities) except in accordance with provisions of applicable securities laws;

(l)
the address of the Purchaser (or others for whom the Purchaser is contracting hereunder) furnished by the Purchaser on the Purchaser’s signature page of this Subscription Agreement is such person’s principal residence if such person is an individual or its principal business address if it is a corporation or other entity; and

(m)
the Purchaser (or others for whom the Purchaser is contracting hereunder) agrees that it will not disclose the terms of the Offering or any information it may have acquired from the Corporation in the course of executing this Subscription Agreement which the Corporation has identified as material non-public information, except to the extent (i) that such terms or other information becomes generally available to the public other than by disclosure in violation of this Subscription Agreement, (ii) that such information was properly within the Purchaser’s possession prior to being furnished by the Corporation, (iii) that such information becomes available to the Purchaser on a non-confidential basis, such as through disclosure by third parties who have the right to disclose the information, and (iv) that disclosure of such information is compelled by judicial process, provided that in the event of compulsion by judicial process the Purchaser will inform the Corporation promptly upon its receipt of notice of judicial process compelling such disclosure.

8.           Reliance Upon Representations, Warranties and Covenants

The Purchaser acknowledges that the representations, warranties and covenants contained in this Subscription Agreement are made with the intent that they may be relied upon by the Agent and by the Corporation to, among other things, determine the Purchaser’s eligibility or (if applicable) the eligibility of others on whose behalf it is contracting hereunder to subscribe for the Purchased Units.  The Purchaser further agrees that by accepting the Purchased Units (and the underlying securities), the Purchaser shall be representing and warranting that the foregoing representations and warranties are true as at the Closing Time with the same force and effect as if they had been made by the Purchaser at the Closing Time and that they shall survive the purchase by the Purchaser of the Purchased Units and shall continue in full force and effect notwithstanding any subsequent disposition by it of any Purchased Units (or underlying securities).

9.           Agent’s Commission, Fees and Expenses

The Purchaser understands that on the Closing Date, the Agent will receive from the Corporation a commission equal to 7% of the gross proceeds raised by the Agent (payable in cash or in Units, or a combination thereof (at the issue price thereof), the allocation of which to be designated by the Agent, in its sole discretion, at the Closing Date) and broker warrants (the “Broker Warrants”) to purchase, at any time up and until 5:00 p.m. (Eastern Standard Time) on September 30, 2013 at an exercise price of $0.20 (US) per share (subject to adjustment as provided in the Broker Warrants Certificates), that number of shares of Common Stock equal to 7% of the number of Purchased Units issued in respect of proceeds raised by the Agent, as more particularly described and subject to the exclusions contained in the Agency Agreement. No other fee or commission is payable by the Corporation in connection with the sale of the Purchased Units.  However, the Corporation will also pay on the Closing Date reasonable legal fees and expenses of the Agent’s counsel as stipulated in the Agency Agreement.  The Purchaser understands and acknowledges that a director of the Corporation also serves as a director and officer of the Agent.

10.         Costs

The Purchaser acknowledges and agrees that all costs and expenses incurred by the Purchaser (including any fees and disbursements of any counsel retained by the Purchaser) relating to the purchase of the Purchased Units shall be borne by the Purchaser.

11.         Appointment of Agent

The Purchaser, on its own behalf and (if applicable) on behalf of others for whom the Purchaser is contracting hereunder, hereby:

(a)
irrevocably authorizes the Agent to negotiate and settle the form of any agreement to be entered into in connection with this Subscription Agreement and to waive on its own behalf and on behalf of the purchasers of Units, in whole or in part, or extend the time for compliance with, any of the closing conditions in such manner and on such terms and conditions as the Agent may determine, acting reasonably, without in any way affecting materially the Purchaser’s obligations or the obligations of such others hereunder; and

(b)
acknowledges and agrees that the Agent and the Corporation may vary, amend, alter or waive, in whole or in part, one or more of the conditions set forth in the Agency Agreement in such manner and on such terms and conditions as they may determine, acting reasonably, without in any way affecting materially the Purchaser’s obligations or the obligations of such others hereunder.

12.         Governing Law

This Subscription Agreement shall be governed by the laws of the State of New York without reference to its rules as to conflicts of laws.

13.         Third Party Beneficiaries

Except for the limitation of liability provisions in Section 4 above, nothing herein, express or implied, is intended to nor shall it, confer in any other Person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Subscription Agreement.

14.         Survival

This Subscription Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the Purchaser for a period of six months following the completion of the Offering by the Corporation, notwithstanding the completion of the subscription for the Purchased Units by the Purchaser pursuant hereto, and any subsequent disposition by the Purchaser of any Purchased Units.

15.         Assignment

This Subscription Agreement is not transferable or assignable by the parties hereto.

16.         Counterparts

This Subscription Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which shall constitute one and the same document.  The Corporation and the Agent shall be entitled to rely upon delivery by facsimile of an executed copy of this Subscription Agreement and acceptance by the Corporation of such facsimile copies will be legally effective to create a valid and binding agreement between the Purchaser and the Corporation in accordance with the terms hereof.

17.         Subscription Particulars

The aggregate number of Units subscribed for is                                for             an             aggregate subscription price of ___________.

The Purchased Units (and underlying securities) are to be registered in the name of:

(if space is insufficient, attach a list)

The certificates representing the Purchased Units (and/or underlying securities) are to be delivered to:

at its office at:

Contact Name, Number and E-mail:

If the Purchaser is signing as agent for a principal and not as agent for a fully managed account, the name and address of the beneficial purchaser is:

(if space is insufficient, attach a list)

DATED at                                        this                       day of                                , 2009.

Name of Purchaser (please type or print)

By:
(Signature of Authorized Representative)

(Name of Person Signing)

Office or Title

Address of Purchaser

ACCEPTANCE

This Subscription Agreement is hereby accepted and agreed to by SyntheMed, Inc.

DATED at Iselin, New Jersey, the                  day of                                     2009.

SYNTHEMED, INC.

By:
Authorized Signing Officer

Schedule 1
ACCREDITED INVESTOR

An “accredited investor” is defined as:

1.
A bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a Small Business Investment Company licensed by the United States Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, is a self-directed plan, with the investment decisions made solely by persons that are accredited investors;

2.	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

3.
An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities, with total assets in excess of $5,000,000;

4.	A director or executive officer of the Corporation;

5.	A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of such person’s investment exceeds $1,000,000;

6.
A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and which has a reasonable expectation of reaching the same income level in the current year;

7.
A trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D; or

8.	An entity in which all of the equity owners are “accredited investors” under one or more of the foregoing categories.

Schedule 2
NON US PERSON REPRESENTATIONS

Each Purchaser who is not a US Person represents and warrants to the Corporation that:

1.
Purchaser is neither a U.S. Person (as defined in Rule 902(o) of Regulation S promulgated under the Securities Act) nor is Purchaser committing to purchase securities for the account of a U.S. Person or for resale in the United States and the undersigned confirms that the securities have not been offered to the Purchaser in the United States.

2.	Purchaser:

(a)	is not a “distributor” of securities as such term is defined in Regulation S nor a dealer in securities, and

(b)
acknowledges that it has not engaged, and agrees that it will not engage during any period in which US securities laws prohibit such activity, in any hedging transactions with regard to the Corporation’s Common Stock.

3.	The investment commitment by the Purchaser does not contravene any of the applicable securities legislation in the jurisdiction in which the Purchaser is resident and does not trigger:

(a)	any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase, and

(b)	any registration or other obligation on the part of Purchaser, the Corporation or the Agent.

ANNEX A

Investor Warrant No:

THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), STATE SECURITIES LAWS IN THE UNITED STATES OR THE SECURITIES LAW OF ANY OTHER COUNTRY AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS (A) SUCH TRANSACTION OCCURS OUTSIDE THE UNITED STATES IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 OF REGULATION S UNDER THE ACT (OR SUCH SUCCESSOR RULE OR REGULATION THEN IN EFFECT), IF APPLICABLE, AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS, (B) THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT ARE REGISTERED UNDER THE ACT OR (C) SUCH TRANSACTION CONSTITUTES A TRANSACTION THAT OTHERWISE DOES NOT REQUIRE REGISTRATION UNDER THE ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND THE HOLDER PRIOR TO SUCH TRANSACTION HAS FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING TO THAT EFFECT REASONABLY SATISFACTORY TO THE CORPORATION, SUBJECT IN EACH CASE TO ANY APPLICABLE UNITED STATES FEDERAL OR STATE OR FOREIGN SECURITIES LAW RESTRICTIONS APPLICABLE TO THE RESALE OF THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT.

THIS WARRANT MAY NOT BE EXERCISED BY OR ON BEHALF OF A U.S. PERSON AND NO SECURITIES MAY BE DELIVERED IN THE UNITED STATES UPON EXERCISE OF THIS WARRANT UNLESS THE EXERCISE IS REGISTERED UNDER THE ACT OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.  ANY PERSON EXERCISING THIS WARRANT WILL BE REQUIRED TO PROVIDE (1) WRITTEN CERTIFICATION THAT IT IS NOT A U.S. PERSON WITHIN THE MEANING OF REGULATION S OF THE ACT AND THAT THIS WARRANT IS NOT BEING EXERCISED WITHIN THE UNITED STATES OR ON BEHALF OF, OR FOR THE ACCOUNT OR BENEFIT OF, A U.S. PERSON OR A PERSON IN THE UNITED STATES, OR (2) A WRITTEN OPINION OF COUNSEL OF RECOGNIZED STANDING TO THE EFFECT THAT THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE ACT AND UNDER ANY APPLICABLE U.S. STATE SECURITIES LAWS OR ARE EXEMPT FROM REGISTRATION THEREUNDER.  HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.

WARRANT TO PURCHASE COMMON STOCK

___________ Shares of Common Stock

SYNTHEMED, INC.

THIS CERTIFIES THAT, for good and valuable consideration, the receipt of which is hereby acknowledged, [insert name] (the “Warrantholder”) with an address at [insert address],is the registered holder of this Warrant and is entitled to subscribe for and purchase from SyntheMed, Inc., a Delaware corporation (the “Corporation”), at any time after the date hereof and before 5:00 p.m. (Eastern Standard Time) on, September 30, 2013 (the “Time of Expiry”), up to _______________ fully paid and non-assessable shares of common stock of the Corporation (“Shares”) par value $.001 (US) per Share of the Corporation at an exercise price of $0.20 (US) per Share, subject to adjustment as provided below (the “Exercise Price”).

This Warrant is subject to the provisions of a subscription agreement entered into with the original warrantholder in connection with the offering referred to in Section 1 below (the “Subscription Agreement”), and the following provisions, terms and conditions:

1.	Designation

This warrant certificate is one of a series of warrant certificates (collectively, the “Warrants”) issued pursuant to an offering by the Corporation of up to 10,000,000 units, each consisting of one Share and one Warrant to purchase one Share for US$0.20.  As of the date of original issuance of this Warrant, an aggregate of _______ units have been sold in the offering (including the units of which this Warrant forms a part).

2.	Exercise of Warrant

(a)
Election to Purchase.  This Warrant may be exercised by the Warrantholder prior to the Time of Expiry in whole or in part and in accordance with the provisions hereof by delivery of an Election to Purchase in a form substantially the same as that attached hereto as Annex “A”, properly completed and executed, together with this Warrant and payment of the Exercise Price for the number of Shares as to which this Warrant is being exercised as specified in the Election to Purchase to the Corporation at 200 Middlesex Essex Turnpike, Suite 210, Iselin, New Jersey 08830, U.S.A., Attention:  Robert P. Hickey, or such other address as may be notified in writing by the Corporation. Payment shall be made in U.S. dollars by wire transfer or certified or bank cashier’s cheque payable to the order of the Corporation or by means of a cashless exercise pursuant to Section 2(b) below.

(b)
Cashless Exercise. If at any time after six months from the date of issuance of this Warrant (i) there is no effective registration statement registering the resale of the underlying Shares by the Holder and (ii) the underlying Shares are listed on a US stock exchange or quoted on the OTC Bulletin Board, this Warrant may also be exercised at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a certificate for the number of Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) = the closing price per Share on the last trading day prior to the date of exercise;

(B) = the Exercise Price of this Warrant, as adjusted; and

(X) = the number of Shares for which this Warrant is being exercised.

Upon any such exercise, and in satisfaction of payment of the aggregate Exercise Price, this Warrant shall be automatically cancelled with respect to that number of Shares as is equal in value to the aggregate Exercise Price, calculated as the quotient obtained by dividing [(B)(X)] by (A).

(c)
Exercise.  The Corporation shall, promptly following the date it receives a duly executed Election to Purchase, this Warrant and payment of the Exercise Price for the number of Shares specified in the Election to Purchase (the “Exercise Date”), issue or cause to be issued that number of Shares specified in the Election to Purchase as fully paid and non-assessable Shares.  Such duly executed Election to Purchase shall constitute the Warrantholder’s acknowledgement of and undertaking to comply to the reasonable satisfaction of the Corporation and its counsel, with all applicable laws, rules, regulations and policies of every stock exchange upon which the Shares of the Corporation may from time to time be listed or traded, and any other applicable governmental or regulatory authorities.

(d)
Share Certificates.  As promptly as practicable after the Exercise Date (and in any event not later than 10 days after the Exercise Date), the Corporation shall send to the Warrantholder, registered in such name or names as the Warrantholder may direct or if no such direction has been given, in the name of the Warrantholder, a certificate or certificates for the number of Shares specified in the Election to Purchase. To the extent permitted by law, such exercise shall be deemed to have been effected as of the close of business on the Exercise Date, and at such time the rights of the Warrantholder with respect to the portion of the Warrant exercised shall cease, and the person or persons in whose name or names any certificate or certificates for Shares shall then be issuable upon such exercise shall be deemed to have become the holder or holders of record of the Shares represented thereby.

(e)
Fractional Shares.  No fractional Shares shall be issued upon exercise of this Warrant and no payments or adjustment shall be made upon any exercise on account of any cash dividends on the Shares issued upon such exercise.  If any fractional interest in a Share would, except for the provisions of the first sentence of this subsection 2(e), be deliverable upon the exercise of this Warrant, the number of Shares to be issued to the Warrantholder upon the exercise of this Warrant shall be rounded to the nearest whole number.

(f)
Subscription for Less than Entitlement.  The Warrantholder may from time to time subscribe for and purchase a number of Shares less than the aggregate number which the holder is entitled to purchase pursuant to this Warrant.  In the event of a purchase of a number of Shares less than the aggregate number which may be purchased pursuant to this Warrant, the holder thereof shall be entitled to receive, without charge, a new Warrant certificate in respect of the balance of the Shares subject to this Warrant which were not purchased by the Warrantholder.

(g)
Corporate Changes.  If the Corporation shall be a party to any reorganization, merger, dissolution or sale of all or substantially all of its assets (the “Event”), (other than a reorganization or merger in which the Corporation is the surviving entity) then the securities purchasable hereunder shall be the securities (the “Event Securities”) which the Warrantholder would have received or been entitled to receive in such Event if such Warrantholder had fully exercised this Warrant prior to the record date (or if there was no record date, then prior to the effective date) of such Event, and the Exercise Price shall be adjusted to be the amount determined by multiplying the Exercise Price in effect immediately prior to the Event by the number of Shares as to which this Warrant was unexercised immediately prior to the Event, and dividing the product thereof by the number of Event Securities; provided however, that the Event shall not be carried into effect unless all necessary steps have been taken to ensure that any surviving entity is subject to the terms of this Warrant as adjusted.

Notwithstanding anything to the contrary contained in the immediately preceding paragraph, in the event of a transaction contemplated by such paragraph in which the surviving or purchasing corporation demands that all outstanding Warrants be extinguished prior to the closing date of the contemplated transaction, the Corporation shall give prior notice (the “Merger Notice”) thereof to the Warrantholders advising them of such transaction. The Warrantholders shall have 10 days after the date of the Merger Notice to elect to (i) exercise the Warrants in the manner provided herein, or (ii) receive from the surviving or purchasing corporation the same consideration receivable by a holder of the number of Shares for which this Warrant might have been exercised immediately prior to such consolidation, merger, sale, or purchase reduced by such amount of the consideration as has a market value equal to the Exercise Price, as determined by the board of directors of the Corporation in accordance with the terms of the Warrants. If any Warrantholder fails to timely notify the Corporation of its election, the Warrantholder shall be deemed for all purposes to have elected the option set forth in (ii) above. Any amounts receivable by a Warrantholder who has elected the option set forth in (ii) above shall be payable at the same time as amounts payable to stockholders in connection with any such transaction.

(h)	Subdivision or Consolidation of Shares

(i)
In the event the Corporation shall subdivide its outstanding Shares into a greater number of Shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in the event the outstanding Shares of the Corporation shall be consolidated into a smaller number of Shares, the Exercise Price in effect immediately prior to such consolidation shall be proportionately increased.

(ii)
Upon each adjustment of the Exercise Price as provided herein, the Warrantholder shall thereafter be entitled to acquire, at the Exercise Price resulting from such adjustment, the number of Shares (calculated to the nearest tenth of a Share) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Shares which may be acquired hereunder immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

(i)
Change or Reclassification of Shares.  In the event the Corporation shall change or reclassify its outstanding Shares into a different class of securities, this Warrant shall be adjusted as follows so as to apply to the successor class of securities:

(i)
the number and kind of the successor class of securities which the Warrantholder shall be entitled to acquire shall be the aggregate number and kind of securities which, if this Warrant had been exercised immediately prior to such change or reclassification, the Warrantholder would have been entitled to receive by reason of such change or reclassification; and

(ii)
the Exercise Price shall be determined by multiplying the Exercise Price in effect immediately prior to the change or reclassification by the number of Shares as to which this Warrant was unexercised immediately prior to the change or reclassification, and dividing the product thereof by the number of the successor class of securities determined in paragraph 2(i)(i) hereof.

(j)
Distribution to Shareholders.  If and whenever at any time prior to the Time of Expiry the Corporation shall fix a record date or if a date is otherwise established (any such date being hereinafter referred to in this subsection 2(j) as the “record date”) for the issuance of rights, options or warrants to all or substantially all the holders of the outstanding Shares of the Corporation entitling them, for a period expiring not more than 45 days after such record date, to subscribe for or purchase Shares of the Corporation or securities convertible into or exchangeable for Shares at a price per share or, as the case may be, having a conversion or exchange price per share less than 95% of the Fair Market Value (as hereinafter defined) on such record date, the Exercise Price shall be adjusted immediately after such record date so that it shall equal the price determined by multiplying the Exercise Price in effect on such record date by a fraction, of which the numerator shall be the total number of Shares outstanding on such record date plus a number equal to the number arrived at by dividing the aggregate price of the total number of additional Shares offered for subscription or purchase or, as the case may be, the aggregate conversion or exchange price of the convertible or exchangeable securities so offered by the Fair Market Value, and of which the denominator shall be the total number of Shares outstanding on such record date plus the total number of additional Shares so offered (or into which the convertible or exchangeable securities so offered are convertible or exchangeable); Shares owned by or held for the account of the Corporation or any subsidiary of the Corporation shall be deemed not to be outstanding for the purpose of any such computation; such adjustment shall be made successively whenever such a record date is fixed; to the extent that any rights or warrants are not so issued or any such rights or warrants are not exercised prior to the expiration thereof, the Exercise Price shall then be readjusted to the Exercise Price which would then be in effect if such record date had not been fixed or to the Exercise Price which would then be in effect based upon the number of Shares or conversion or exchange rights contained in convertible or exchangeable securities actually issued upon the exercise of such rights or warrants, as the case may be.

(k)
Additional Subscriptions.  If at any time the Corporation grants to its shareholders the right to subscribe for and purchase pro rata additional securities of the Corporation (other than securities described in subsection (2)(j) hereof) or of any other corporation or entity, there shall be no adjustments made to the number of Shares or other securities subject to this Warrant or to the Exercise Price in consequence thereof and this Warrant shall remain unaffected.

(l)
Carry Over of Adjustments.  No adjustment of the Exercise Price shall be made if the amount of such adjustment shall be less than 1% of the Exercise Price in effect immediately prior to the event giving rise to the adjustment, provided however, that in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment so carried forward, shall amount to at least 1% of the Exercise Price in effect prior to such adjustment.

(m)
Notice of Adjustment.  Upon any adjustment of the number of Shares and upon any adjustment of the Exercise Price, then and in each such case the Corporation shall give written notice thereof to the Warrantholder, which notice shall state the Exercise Price and the number of Shares or other securities into which each Warrant is exercisable resulting from such adjustment, and shall set forth in reasonable detail the method of calculation and the facts upon which such calculation is based.  Upon the request of a Warrantholder there shall be transmitted promptly to all Warrantholders a statement prepared by the firm of independent certified public accountants retained to audit the financial statements of the Corporation to the effect that such firm concurs in the Corporation’s calculation of the change.

(n)	Other Notices. If at any time:

(i)	the Corporation shall declare any dividend upon its Shares;

(ii)	the Corporation shall offer for subscription pro rata to the holders of its Shares any additional shares of any class or other rights;

(iii)
there shall be any capital reorganization or reclassification of the capital stock of the Corporation, or consolidation, amalgamation or merger of the Corporation with, or sale of all or substantially all of its assets to, another corporation; or

(iv)	there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Corporation,

then, in any one or more of such cases, the Corporation shall give to the Warrantholder (A) at least 20 days’ prior written notice of the date on which a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, amalgamation, sale, dissolution, liquidation or winding-up and (B) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, at least 20 days’ prior written notice of the date when the same shall take place.  Such notice in accordance with the foregoing clause shall also specify (1) in the case of any such dividend, distribution or subscription rights, the date on which the holders of Shares shall be entitled thereto, and (2) in the case of any transaction described in the foregoing clauses (iii) and (iv), the date on which the holders of Shares are to be entitled to exchange their Shares for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, amalgamation, sale, dissolution, liquidation or winding-up, as the case may be.

(o)
Shares to be Reserved.  The Corporation will at all times keep available and reserve out of its authorized Shares, solely for the purpose of issue upon the exercise of this Warrant, such number of Shares as shall then be issuable upon the exercise of this Warrant.  The Corporation covenants and agrees that all Shares which shall be so issuable will, upon issuance, be duly authorized and issued, fully paid and non-assessable.  The Corporation will take all such action as may be necessary to assure that all such Shares may be so issued without violation of any applicable requirements of any stock exchange upon which the Shares of the Corporation may be listed or in respect of which the Shares are qualified for unlisted trading privileges.  The Corporation will take all such action as is within its power to assure that all such Shares may be so issued without violation of any applicable law.

(p)
Issue Tax.  The issuance of certificates for Shares upon the exercise of this Warrant shall be made without charge to the Warrantholder for any issuance tax in respect thereto, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the Warrantholder.

(q)
Fair Market Value.  For the purposes of any computation hereunder, unless otherwise specified, the “Fair Market Value” at any date shall be: (i) if the Shares are listed on a stock exchange or quoted on a similar securities market, the weighted average sale price per share for the Shares for any 20 consecutive trading days (selected by the Corporation) commencing not more than 25 trading days before such date on the principal stock exchange or similar securities market upon which the Shares are listed or quoted, as the case may be; or (ii) if the computation is being made in connection with a public offering of Shares, the gross distribution price per Share under the offering; or (iii) in all other cases, the Fair Market Value shall be determined by the Board of Directors in good faith, which determination shall be conclusive.  The weighted average sale price shall be determined by dividing the aggregate sale price of all Shares sold on the said exchange or market during the said 20 consecutive trading days by the total number of Shares so sold.

(r)	The Shares issued upon exercise of this Warrant shall be subject to a stop transfer order and the certificate or certificates evidencing such Shares shall bear the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), STATE SECURITIES LAWS IN THE UNITED STATES OR THE SECURITIES LAWS OF ANY OTHER COUNTRY, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS (A) SUCH TRANSACTION OCCURS OUTSIDE THE UNITED STATES IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 OF REGULATION S UNDER THE ACT (OR SUCH SUCCESSOR RULE OR REGULATION THEN IN EFFECT), IF APPLICABLE, AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS, (B) THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE REGISTERED UNDER THE ACT OR (C) SUCH TRANSACTION CONSTITUTES A TRANSACTION THAT OTHERWISE DOES NOT REQUIRE REGISTRATION UNDER THE ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND THE HOLDER PRIOR TO SUCH TRANSACTION HAS FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING TO THAT EFFECT REASONABLY SATISFACTORY TO THE CORPORATION, SUBJECT IN EACH CASE TO ANY APPLICABLE UNITED STATES FEDERAL, STATE OR FOREIGN SECURITIES LAW RESTRICTIONS APPLICABLE TO THE RESALE OF THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT.

3.	Transfer

Subject to compliance by the Warrantholder with any applicable resale restrictions, the Corporation acknowledges and agrees that this Warrant may be assigned or transferred by the Warrantholder at the Warrantholder’s option. It is the sole responsibility of the Warrantholder to ensure that all such restrictions have been observed.  Upon any permitted assignment or transfer, the Warrantholder shall furnish the Corporation with such information including a properly completed and executed form substantially the same as that attached hereto as Annex “B”, regarding the transferee as the Corporation may reasonably require to register this Warrant in the name of the transferee.  The Corporation shall be obligated to refuse to register any proposed transfer of this Warrant or underlying Shares unless made in accordance with the provisions of Regulations S, pursuant to registration under the Act or pursuant to an available exemption from registration.

4.	Replacement

Upon receipt of evidence satisfactory to the Corporation of the loss, theft, destruction or mutilation of this Warrant and, if requested by the Corporation, upon delivery of a bond of indemnity satisfactory to the Corporation (or, in the case of mutilation, upon surrender of this Warrant), the Corporation will issue to the Warrantholder a replacement Warrant (containing the same terms and conditions as this Warrant).

5.	Expiry Date

This Warrant shall expire and all rights to purchase Shares hereunder shall cease and become null and void at 5:00 p.m. (Eastern Standard Time) on September 30, 2013.

6.	Amendment

Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated except by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

7.	Governing Law

The laws of the State of New York and applicable federal laws of the United States shall govern this Warrant.

8.	Successors

This Warrant shall enure to the benefit of and shall be binding upon the Warrantholder and the Corporation and their respective successors.

[signature page follows]

IN WITNESS WHEREOF the Corporation has caused this Warrant to be signed by its duly authorised officer and its corporate seal hereto affixed.

DATED:  September          , 2009.

SYNTHEMED, INC.

By:

Annex “A” to Warrant

Election to Purchase

The undersigned Warrantholder hereby irrevocably elects to exercise the attached Warrant with respect to _____________ of the Shares covered thereby, and tenders herewith the Warrant and payment of the exercise price in full, together with all applicable transfer taxes, if any. This election is being made in accordance with and subject to the terms and conditions of the Warrant.

Payment is being made in the form of (check applicable box):

☐           lawful money of the United States by wire transfer to an account designated by SyntheMed, Inc.or a certified or cashier’s cheque or bank draft  payable to the order of SyntheMed, Inc. for the aggregate exercise price; or

☐           the cancellation of the Warrant with respect to that number of underlying Shares as is equal in value to the aggregate exercise price, calculated in accordance with Section 2(b)of the Warrant.

The undersigned requests that such Shares  be registered and a certificate or certificates therefor  be issued and delivered as follows:

Direction as to Registration and Delivery

Name of Registered Holder:

Address of Registered Holder:

Delivery Address (if different from
address of Registered Holder):

______________________________________
(Name of Warrantholder)

By: ______________________________________
(Signature of Warrantholder or, if not a natural person, signature of authorized signatory)

______________________________________
(Name and Title of authorized signatory, if applicable)

Date:___________________________________

Annex “B”

TO:	SYNTHEMED, INC.

FOR VALUE RECEIVED, the undersigned hereby sells, transfers and assigns unto ____________________________________ the within warrant (herein called the “Warrant”).  The undersigned hereby irrevocably instructs you to transfer the Warrant on your books of registration and to issue in substitution therefor a new warrant exercisable for the same number of shares or other securities or property as the Warrant.

DATED the                                           day of                                           ,           .

Signature of Transferor is
hereby guaranteed:

Note:     The signature to this Warrant transfer must correspond with the name as set forth on the face of the Warrant in every particular without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or other financial institution acceptable to the Corporation.